                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                  May 6, 1996



                                PERRIGO COMPANY
                                ---------------
               (Exact name of registrant as specified in charter)




                                    MICHIGAN
                                    --------
                 (State of other Jurisdiction of Incorporation)

                                    0-19725
                                    -------
                                  (Commission
                                  File Number)

                                   38-2799573
                                   ----------
                                (I.R.S. Employer
                                 Identification
                                    Number)




       117 Water Street, Allegan, Michigan           49010
       -----------------------------------         ----------
       (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code:
       (616) 673-8451
       --------------



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     ITEM 5.           Other Events
     -------           ------------

     Perrigo Company announced that the Board of Directors has authorized a common stock repurchase program. The program calls for the repurchase of up to 7,500,000 shares. Purchases will be made in the open market or in private transactions over the next 6-24 months. The common stock repurchased under the program will be used for general corporate purposes and will be held in the Company treasury.

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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PERRIGO COMPANY
                                          (Registrant)



Dated: May 6, 1997                        By: /s/ Steven M. Neil
                                             -------------------
                                              Steven M. Neil
                                              Vice President-Finance,
                                                Treasurer and
                                                Chief Financial Officer